As filed with the Securities and Exchange Commission on April 2, 2002

                                                       Registration No. 333-
================================================================================


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                           --------------------------

                           SIERRA MONITOR CORPORATION
             (Exact name of Registrant as specified in its charter)
                           --------------------------

              California                                    95-2481914
    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                    Identification Number)

                                1991 Tarob Court
                           Milpitas, California 95035
                                 (408) 262-6611

  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                 1996 STOCK PLAN
                            (Full title of the Plans)
                           --------------------------

                                Gordon R. Arnold
                                    President
                           Sierra Monitor Corporation
                                1991 Tarob Court
                           Milpitas, California 95035
                                 (408) 262-6611
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                           --------------------------

                                   Copies to:
                              Aaron J. Alter, Esq.
                              Thomas J. Lorr, Esq.
                     Wilson Sonsini Goodrich & Rosati, P.C.
                               650 Page Mill Road
                               Palo Alto, CA 94304
                                 (650) 493-9300
                           --------------------------

                                                      CALCULATION OF REGISTRATION FEE
---------------------------------------------------- --------------- -------------------- -------------------- ------------------
                                                         Amount       Proposed Maximum     Proposed Maximum
              Title of Each Class of                     to be         Offering Price          Aggregate           Amount of
            Securities to be Registered              Registered (1)     Per Share (2)     Offering Price (2)   Registration Fee
---------------------------------------------------- --------------- -------------------- -------------------- ------------------
Common Stock - 1996 Stock Plan
   Shares subject to outstanding options                 302,458              $1.48          $447,638                  $41.18
   Shares subject to outstanding options                 125,000              $1.50          $187,500                  $17.25
   Shares subject to outstanding options                 100,000              $0.95           $95,000                   $8.74
   Shares available for future option grant              472,542              $0.65          $307,152                  $28.26
TOTALS                                                 1,000,000                           $1,037,290                  $95.43
                                                       =========                           ==========                  ======

---------------------------------------------------- --------------- -------------------- -------------------- ------------------

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the 1996 Stock Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of Sierra Monitor Corporation.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457 (c) and (h) under the Securities Act of 1933, as amended (the "Act") based on the average of the high and low sales prices of the Registrant's Common Stock as reported on the over-the-counter bulletin board of Nasdaq on March 25, 2002 (which was the last reported sale of the Registrant's Common Stock).

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     This registration statement is filed solely to register an additional 1,000,000 shares of the $0.001 par value common stock of the registrant reserved for issuance under the registrant's 1996 Stock Plan. The contents of the registrant's registration statement on Form S-8 relating to the 1996 Stock Plan, File No. 333-18241 are hereby incorporated by reference.


Item 8. Exhibits.

     The Exhibits listed on the accompanying Index to Exhibits are filed as part hereof, or incorporated by reference into, this Registration Statement.


  Exhibit Number                       Exhibit Document
------------------  ------------------------------------------------------------

       5.1          Opinion of Wilson  Sonsini  Goodrich & Rosati,  Professional
                    Corporation,   as  to  the  legality  of  securities   being
                    registered (Counsel to the Registrant)

      10.2          1996 Stock Plan, as amended

      23.1          Independent Auditors' Consent

      23.2 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 5.1 hereto)

      24.1          Power of Attorney (see page II-3)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Milpitas, State of California on April 1, 2002.

                                        SIERRA MONITOR CORPORATION


                                        By  /s/  Gordon R. Arnold
                                            ------------------------------------
                                            Gordon R. Arnold
                                            President

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gordon R. Arnold, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                      SIGNATURE                                            TITLE                                  DATE
------------------------------------------------------------------------------------------------------------------------------------
                                                          President,   Chief  Financial  Officer,
/s/ Gordon R. Arnold                                      Secretary,      Director     (Principal
----------------------------------------------------      Executive,   Financial  and  Accounting
    Gordon R. Arnold                                      Officer)                                            April 1, 2002


/s/ Robert C. Marshall
-----------------------------------------------------
    Robert C. Marshall                                    Director                                            April 1, 2002


/s/ C. Richard Kramlich
----------------------------------------------------
    C. Richard Kramlich                                   Director                                            April 1, 2002


/s/ Jay T. Last
----------------------------------------------------
    Jay T. Last                                           Director                                            April 1, 2002

1561034

                                INDEX TO EXHIBITS


  Exhibit Number                        Exhibit Document
------------------  ------------------------------------------------------------

         5.1        Opinion of Wilson  Sonsini  Goodrich & Rosati,  Professional
                    Corporation,   as  to  the  legality  of  securities   being
                    registered (Counsel to the Registrant)

        10.2        1996 Stock Plan, as amended

        23.1        Independent Auditors' Consent

        23.2 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 5.1 hereto)

        24.1        Power of Attorney (see page II-3)